UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): June 27, 2019
EXTRACTION OIL & GAS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-37907 (Commission File Number)	46-1473923 (IRS Employer Identification No.)
370 17th Street, Suite 5300
Denver, Colorado 80202
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (720) 557-8300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Amendment to Credit Agreement

On June 27, 2019, Extraction Oil & Gas, Inc. (the “Company”) entered into that certain Master Assignment and Amendment No. 7 (the “Amendment”) which amends that certain Amended and Restated Credit Agreement dated August 16, 2017 (as amended and modified, the “Credit Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders and as issuing lender.

The Amendment, among other things, amends the Credit Agreement to (i) increase the elected commitments under the Credit Agreement from $650 million to $900 million, (ii) increase the amount for permitted letters of credit from $50 million to $100 million and an increase in the letter of credit sublimit for the Company’s oil marketer from $35 million to $40 million, (iii) decrease the borrowing base from $1.2 billion to $1.1 billion and (iv) increase the permitted investments limitation from $15 million to $20 million. The Amendment also contains customary representations, warranties and agreements by the Company and each Guarantor.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 2.03	Creation of a Direct Financial Obligation
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

10.1
Master Assignment and Amendment No. 7 to Amended and Restated Credit Agreement, dated as of June 27, 2019, by and among Extraction Oil & Gas, Inc., as borrower, certain of its subsidiaries, as guarantors, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent and issuing lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

	By:	/s/ Russell T. Kelley, Jr.
	Name:	Russell T. Kelley, Jr.
	Title:	Chief Financial Officer
Dated: July 1, 2019

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